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                                                                   Exhibit 10.66

                       INSTRUMENT DESIGNATING PARTICIPANT
                                     OF THE
                            COLE NATIONAL GROUP, INC.
                    1999 SUPPLEMENTAL RETIREMENT BENEFIT PLAN



                  1. PARTICIPANT. Cole National Group, Inc. (the "Company") hereby adopts the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan (the "Plan") effective as of January 1, 2000, for the benefit of the following employee: Leslie D. Dunn.

                  2. SPECIAL PROVISIONS. (a) For purposes of calculating the benefit payable to Leslie D. Dunn in accordance with the Plan, the definitions and actuarial assumptions used shall be the same as those used for purposes of calculating benefits under the Cole National Group, Inc. Retirement Plan (the "Pension Plan").

                  (b) For purposes of calculating the benefit payable to Leslie
D. Dunn in accordance with the Plan and the Cole National Group, Inc. Supplemental Pension Plan, Leslie D. Dunn shall be credited with years of service for benefit accrual equal to (i) the number of years of service she is credited with under the Pension Plan, plus (ii) ten.

                  (c) For purposes of calculating the benefit payable to Leslie
D. Dunn in accordance with the Plan, the minimum annual benefit payable to Leslie D. Dunn commencing after Leslie D. Dunn's retirement on or after her attainment of age 65 shall be the amount determined by the formula "A-B," where:

                  A=       40% of twelve times Average Monthly Compensation, and

                  B= the sum of (i) the annualized amounts, if any, payable to Leslie D. Dunn in accordance with the Pension Plan and the Cole National Group, Inc. Supplemental Pension Plan, assuming, in each case that she elected a single life annuity, and (ii) the installment payment deemed under (e) below to be paid to Leslie D. Dunn from the Cole National Group, Inc. Supplemental Retirement Benefit Plan.

                  (d) For purposes of calculating the benefit payable to Leslie
D. Dunn in accordance with the Plan, the minimum annual benefit payable to Leslie D. Dunn commencing after Leslie D. Dunn's retirement prior to her attainment of age 65 shall be the amount determined by the formula "(A-B) x C," where:

                  A= twelve times Average Monthly Compensation times the percentage of Annualized Average Monthly Compensation set forth in Attachment A to this Instrument,

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                  B=       the sum of (i) the annualized amounts, if any,
                           payable to Leslie D. Dunn in accordance with the Pension Plan and the Cole National Group, Inc. Supplemental Pension Plan, assuming, in each case that she elected a single life annuity, and (ii) the installment payment deemed under (e) below to be paid to Leslie D. Dunn from the Cole National Group, Inc. Supplemental Retirement Benefit Plan,

                  C= the early retirement reduction factor set forth in Attachment A to this Instrument for her age at the time of the commencement of benefits.

                  (e) In computing benefits under (c) and (d) above, Leslie D. Dunn's benefits under the Cole National Group, Inc. Supplemental Retirement Benefit Plan shall be adjusted so that such benefits will equal, on an actuarial present value basis, the payments that otherwise would have been due her if she had elected an annual installment payment of the Cole National Group, Inc. Supplemental Retirement Benefit Plan over her life expectancy.

                  (f) The benefit accrued under (c) and (d) above shall be nonforfeitable on and after the date Leslie D. Dunn attains age 55.

                  3. CONTRIBUTIONS TO SUPPLEMENTAL RETIREMENT BENEFIT PLAN. The Company shall credit to Leslie D. Dunn's account in the Supplemental Retirement Benefit Plan at not less than the following rates, provided Leslie D. Dunn is then employed by the Company:

                                                            Annual
            YEAR ENDED                                CONTRIBUTION RATE

December 31, 1997 through December 31, 2001                   10%
December 31, 2002 and subsequent years                        15%



Dated as of _____________, 2000                      COLE NATIONAL GROUP, INC.

                                                     By:
                                                        -----------------------

                                                     Title:
                                                           --------------------



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                         ATTACHMENT A TO THE INSTRUMENT
                         DESIGNATING PARTICIPANT OF THE
                         COLE NATIONAL GROUP, INC. 1999
                             SUPPLEMENTAL RETIREMENT
                         BENEFIT PLAN FOR LESLIE D. DUNN
                         -------------------------------


If Leslie D. Dunn retires before age 65, the following percentage of Annual Average Monthly Compensation and early retirement reduction factors apply:

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                                                     Early Retirement Reduction
                        Percentage of Annualized         Factors for Benefit
      Age at               Average Monthly              Commencement prior to
    Retirement              Compensation                        Age 65*

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       55                       10.0                              0.50
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       56                       15.0                              0.55
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       57                       20.0                              0.60
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       58                       22.5                              0.65
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       59                       25.0                              0.70
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       60                       27.5                              0.75
--------------------------------------------------------------------------------
       61                       30.0                              0.80
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       62                       32.5                              0.85
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       63                       35.0                              0.90
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       64                       37.5                              0.95
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       65                       40.0                       1.00 (no reduction)
--------------------------------------------------------------------------------


                                *.004167 monthly